Exhibit 10.5

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT, dated as of April 3, 2007, by each of the entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.1 (Additional Grantors) of the Security Agreement referred to below (each a “Grantor” and, collectively, the “Grantors”), in favor of Credit Suisse (“CS”), acting through its Cayman Islands branch, as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Collateral Agent”).

W i t n e s s e t h:

WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of March 14, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Knology, Inc. (the “Borrower”), the Lenders and Issuers party thereto, CS, acting through its Cayman Islands branch, as Administrative Agent and Collateral Agent for the Lenders and Issuers and the other agents party thereto, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Grantors other than the Borrower are party to the Amended and Restated Guaranty, dated as of the date hereof, pursuant to which they have guaranteed the Obligations; and

WHEREAS, all the Grantors are party to an Amended and Restated Pledge and Security Agreement of even date herewith in favor of the Collateral Agent (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

Section 1. Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

Section 2. Grant of Security Interest in Trademark Collateral

Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

Section 3. Security Agreement

The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

KNOLOGY, INC.
KNOLOGY BROADBAND, INC.
VALLEY TELEPHONE CO., LLC
BLACK HILLS FIBERCOM, LLC
PRAIRIEWAVE COMMUNICATIONS, INC. each as Grantor

By:	/s/ M. Todd Holt
Name:	M. Todd Holt
Title:	CFO

ACCEPTED AND AGREED
as of the date first above written:

CREDIT SUISSE,
CAYMAN ISLANDS BRANCH, as Collateral Agent

By:	/s/ David Dodd
Name:	David Dodd
Title:	Vice President

By:	/s/ Rianka Mohan
Name:	Rianka Mohan
Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT]

Schedule I

to

Amended and Restated Trademark Security Agreement

I.	Trademark Registrations

Owner	Mark	Reg. No.	Reg. Date
Knology, Inc.	INTRONET	2,761,777	9/9/03
Knology, Inc.	FROM NOW ON IT’S KNOLOGY	2,519,528	12/18/01
Knology, Inc.	KNOLOGY MAKES SENSE	3042899	1/10/06
Knology, Inc.	BUILD YOUR OWN BUNDLE	3072515	3/28/06
Knology, Inc.	KNOLOGY MEANS BUSINESS	3134908	08/29/06
Knology, Inc.	B.Y.O.B.	3061747	02/28/06
Knology Broadband, Inc.	ONE SOURCE, ONE CONTACT, ONE SOLUTION	2,616,184	9/10/02
Knology Broadband, Inc.	OLD STERLING SERVICE & Design	2,397,615	10/24/00
Knology Broadband, Inc.	CABLE TV - TELEPHONE - INTERNET KNOLOGY BUNDLED COMMUNICATIONS & Design	2,393,342	10/10/00
Knology Broadband, Inc.	IT’S EASY. JUST SWITCH & Design	2,391,489	10/3/00
Knology Broadband, Inc.	KNOLOGY PRODUCTIONS & Design	2,391,487	10/3/00
Knology Broadband, Inc.	YOU WORK YOU TALK YOU PLAY WE CONNECT YOU	2,387,647	9/19/00
Knology Broadband, Inc.	KNOLOGY	2,237,536	4/6/99
Valley Telephone Co., LLC	VALLEY TRAVELGUARD	2,909,959	12/14/04
Valley Telephone Co., LLC	VALLEY TELECOM GROUP & Design	2,534,031	1/29/02
Black Hills FiberCom, L.L.C.	I LINK ADVANTAGE (and design)	2,797,516	12/23/03
Black Hills FiberCom, LLC	MAKE ALL THE RIGHT CONNECTIONS	2,681,348	1/28/03
Black Hills FiberCom, LLC	BLACK HILLS FIBERCOM KIDS CLUB BH (and design)	2,800,226	12/30/03
Black Hills FiberCom, LLC	GET ON THE RIGHT SIDE OF THE DIGITAL DIVIDE	2,643,059	10/29/02
Black Hills FiberCom, LLC	PC PLUS PACKAGE	2,842,854	05/18/04
Black Hills FiberCom, LLC	BLACK HILLS FIBERCOM PC CONNECTION PLACE (and design)	2,740,364	06/22/03
Black Hills FiberCom, LLC	PC WORKS	2,663,373	12/17/02
Black Hills FiberCom L.L.C.	NO ONE ELSE HAS OUR CONNECTIONS	2,594,796	07/16/02
PrairieWave Communications, Inc.		2,814,251	02/10/04

II.	Trademark Applications

None.